SHARE REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2014
SHARE REPURCHASE PROGRAM

12. SHARE REPURCHASE PROGRAM

On March 8, 2012, the Board of Directors approved a share repurchase program enabling the Company to repurchase up to $30.0 million of its American Depositary Shares (“ADSs”) over 18 months. As of December 31, 2012, the Company had repurchased 2,138,993 ADSs, representing 17,111,944 ordinary shares, in the open market for $30.0 million.

In March 2013, the Board of Directors approved another share repurchase plan. Under this plan, the Company was authorized to repurchase up to $100 million of its ADSs over the next 18-24 months. For the years ended December 31, 2013 and 2014, the Company had repurchased 61,285 and 2,944,649 ADSs, representing 490,280 and 23,066,912 ordinary shares, in the open market for $1.2 million and $98.8 million, respectively, completing the program.